Exhibit 10.4

AMENDMENT NO. 2
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 23, 2018, is entered into by and among TESLA 2014 WAREHOUSE SPV LLC, a Delaware limited liability company (the “Borrower”), TESLA FINANCE LLC, a Delaware limited liability company (“TFL”), the Lenders party hereto, the Group Agents party hereto, and DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and is made in respect of the Amended and Restated Loan and Security Agreement, dated as of August 17, 2017, as amended on October 18, 2017 (the “Loan Agreement”) among the Borrower, TFL, the Lenders party thereto, the Group Agents party thereto and the Administrative Agent.  Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement as amended hereby.

WHEREAS, the Borrower, the Lenders, the Group Agents and the Administrative Agent have agreed to amend the Loan Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Group Agents and the Administrative Agent agree as follows:

1.Amendments to Loan Agreement.  Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof:

(a)The preamble to the Loan Agreement is hereby amended as follows:

(i)Clause (iii) is amended by deleting the word “and” at the end of the clause.

(ii)The addition of the following as a new clause (iv)”

“(iv) DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent; and”

(iii)Former clause (iv) is renumbered to be clause (v).

(b)Section 1.01 of the Loan Agreement is hereby amended by deleting the definition “Defaulted Lease” in its entirety and inserting in lieu thereof a new definition of “Defaulted Lease” reading in its entirety as follows:

“‘Defaulted Lease’ shall mean (x) any Lease for which an amount at least equal to 5% of any Monthly Lease Payment remains unpaid for more than 180 days from the original payment due date, or (y) with respect to any Lease that is delinquent less than 180 days, the Servicer has (i) determined, in accordance with the Credit and Collection Policy, that eventual payment in full is unlikely, or (ii) repossessed the related Leased Vehicle, or (z) a Lease with respect to which the Servicer has received notification that the related Lessee is the subject of a bankruptcy proceeding.”

(c)Section 1.01 of the Loan Agreement is hereby amended by deleting the definition “Delinquent Lease” in its entirety and inserting in lieu thereof the following definition of “Delinquent Lease” reading in its entirety as follows:

“‘Delinquent Lease’ shall mean a Lease which is not a Defaulted Lease and with respect to which an amount at least equal to 5% of any Monthly Lease Payment remains unpaid for more than 60 days from the original due date of such payment.”

(d)Section 1.01 of the Loan Agreement is hereby amended by amending the definition of “Eligible Lease” as follows:

(i)for clause (vii), deleting in subclause (B) the phrase “21 days” and inserting in lieu thereof the phrase “30 days”; and

(ii)for clause (xv), deleting clause (xv) in its entirety and inserting in lieu thereof the following new clause (xv) reading in its entirety as follows:

“(xv) the Lease is not (a) solely for the date of determination when such Lease is to be allocated to the Warehouse SUBI on a Warehouse SUBI Lease Allocation Date, a Lease for which, as of the related Cut-Off Date, an amount at least equal to 5% of any Monthly Lease Payment remains unpaid for more than 29 days, (b) a Delinquent Lease, (c) a Defaulted Lease or (d) a Lease as to which any of the payments shall have been waived (other than deferrals and waivers of late payment charges or fees owing to the Servicer as Supplemental Servicing Fees permitted under the Warehouse SUBI Servicing Agreement);”

(e)Section 1.01 of the Loan Agreement is amended by deleting the definition “Mark-to-Market MRM Residual Value” in its entirety and inserting in lieu thereof a new definition of “Mark-to-Market MRM Residual Value” reading in its entirety as follows:

“‘Mark-to-Market MRM Residual Value’ shall mean, with respect to any Warehouse SUBI Leased Vehicle and the related Lease, as of any date, the lesser of (i) the expected value of such Leased Vehicle at the related Lease Maturity Date using a residual value estimate produced by Automotive Lease Guide (assuming that the vehicle is in “average” condition) based on the “Maximum Residualizable MSRP,” which consists of the MSRP of the typically equipped vehicle and value adding options, giving only partial credit or no credit for those options that add little or no value to the resale price of the vehicle, calculated as of the last day of the calendar month immediately preceding the most recent Mark to Market Adjustment Date prior to and, if applicable, including such date and (ii) the residual value estimate produced by Automotive Lease Guide (based as above) calculated as of the contract date of the related Lease; provided, however, that if the contract date of the related Lease for a Warehouse SUBI Lease is after the last day of the calendar month immediately preceding the most recent Mark to Market Adjustment Date, as of any date, then the initial Mark-to-Market MRM Residual Value for such Warehouse SUBI

Lease shall be equal to the amount in clause (ii) above; provided further, however, that for an Extended Lease (a) the amount in clause (ii) above shall be adjusted downward by the total amount of additional scheduled principal payments in the extended term and (b) until the next Mark to Market Adjustment Date after the date such Lease becomes an Extended Lease, the amount in clause (i) above shall be adjusted downward by the total amount of additional scheduled principal payments in the extended term.”

(f)Section 1.01 of the Loan Agreement is hereby amended by deleting the definition “Securitization Take-Out Price” in its entirety and inserting in lieu thereof a new definition of “Securitization Take-Out Price” reading in its entirety as follows:

“‘Securitization Take-Out Price’ shall mean, with respect to Warehouse SUBI Leases reallocated to the UTI or another special unit of beneficial interest in the Trust pursuant to a Securitization Take-Out, the amount by which the Loan Balance must be reduced such that, after giving effect to the related Securitization Take-Out, the Loan Balance does not exceed the Maximum Loan Balance.”

(g)Section 2.09 of the Loan Agreement is hereby amended as follows:

(i)in clause (b), deleting the phrase “or another SUBI (including the LML SUBI)” and inserting in lieu thereof the phrase “or another special unit of beneficial interest in the Trust”;

(ii)in subclause (b)(ii), inserting the phrase “or another special unit of beneficial interest in the Trust” immediately after the phrase “and the related Leased Vehicles to the UTI”; and

(iii)in subclause (b)(iii), deleting the term “a Trust Account” and inserting in lieu thereof the phrase “the Collection Account or the Reserve Account”

(h)Exhibit F to the Loan Agreement is hereby amended and restated in its entirety as set forth on Exhibit F to this Amendment.

2.Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) upon satisfaction or waiver of the following conditions precedent:

(a)the receipt by the Administrative Agent or its counsel of counterpart signature pages to this Amendment;

(b)no Default, Event of Default or Potential Servicer Default shall have occurred or be continuing, the Termination Date shall not have occurred and no Event of Bankruptcy shall have occurred with respect to TFL or Tesla, Inc.; and

(c)the Administrative Agent and each Group Agent shall have received such other documents, instruments and agreements as the Administrative Agent or such Group Agent may have reasonably requested.

3.Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants to the Administrative Agent, each Group Agent and each Lender as of the date hereof that:

(a)This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b)Upon the effectiveness of this Amendment, the Borrower hereby affirms that all representations and warranties made by it in Article IV of the Loan Agreement, as amended, are correct in all material respects on the date hereof as though made as of the effective date of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

(c)As of the date hereof, no Default, Event of Default or Potential Servicer Default shall have occurred or be continuing, the Termination Date shall not have occurred and no Event of Bankruptcy shall have occurred with respect to TFL or Tesla, Inc.

4.Reference to and Effect on the Loan Agreement.

(a)Upon the effectiveness of Section 1 hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)The Loan Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect until hereafter terminated in accordance with their respective terms, and the Loan Agreement and such documents, instruments and agreements are hereby ratified and confirmed.

(c)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.Costs and Expenses.  The Borrower agrees to pay all reasonable and actual costs, fees, and out‑of‑pocket expenses (including the reasonable attorneys’ fees, costs and expenses of Sidley Austin LLP, counsel to the Administrative Agent, the Group Agents and the Lenders) incurred by the Administrative Agent, each Group Agent and each Lender in connection with the preparation, execution and enforcement of this Amendment.

6.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

7.Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.Counterparts.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile (transmitted by telecopier or by email) shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their duly authorized signatories as of the date first above written.

TESLA 2014 WAREHOUSE SPV LLC,

as Borrower

By:   /s/ Radford Small

Name: Radford Small

Title: Chief Financial Officer/Treasurer

Signature Page to Amendment No. 2 to Amended and Restated Loan and Security Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH,

as Administrative Agent, as a Group Agent and as

a Committed Lender

By:   /s/ Kevin Fagan

Name: Kevin Fagan

Title: Vice President

By:   /s/ Katherine Bologna

Name: Katherine Bologna

Title: Managing Director

Signature Page to Amendment No. 2 to Amended and Restated Loan and Security Agreement

CITIBANK, N.A.,

as a Group Agent and as a Committed Lender

By:   /s/ Brian Chin

Name: Brian Chin

Title: Vice President

CAFCO LLC,

as Conduit Lender

By:Citibank, N.A., as Attorney-in-Fact

By:   /s/ Brian Chin

Name: Brian Chin

Title: Vice President

CHARTA LLC,

as Conduit Lender

By:Citibank, N.A., as Attorney-in-Fact

By:   /s/ Brian Chin

Name: Brian Chin

Title: Vice President

Signature Page to Amendment No. 2 to Amended and Restated Loan and Security Agreement

CIESCO LLC,

as Conduit Lender

By:Citibank, N.A., as Attorney-in-Fact

By:   /s/ Brian Chin

Name: Brian Chin

Title: Vice President

CRC FUNDING LLC,

as Conduit Lender

By:Citibank, N.A., as Attorney-in-Fact

By:   /s/ Brian Chin

Name: Brian Chin

Title: Vice President

Signature Page to Amendment No. 2 to Amended and Restated Loan and Security Agreement

BANK OF AMERICA, N.A.,

as a Group Agent and as a Committed Lender

By:   /s/ Carl W. Anderson

Name: Carl W. Anderson

Title: Managing Director

Signature Page to Amendment No. 2 to Amended and Restated Loan and Security Agreement

ROYAL BANK OF CANADA,

as a Group Agent and as a Committed Lender

By:   /s/ Angela Nimoh-Etsiakoh

Name: Angela Nimoh-Etsiakoh

Title: Authorized Signatory

By:   /s/ Sofia Shields

Name: Sofia Shields

Title: Authorized Signatory

LAKESHORE TRUST,

as a Conduit Lender

By:   /s/ Nur Khan

Name: Nur Khan

Title: Authorized Signatory

Signature Page to Amendment No. 2 to Amended and Restated Loan and Security Agreement

CREDIT SUISSE AG, NEW YORK BRANCH,

as a Group Agent

By:   /s/ Patrick Duggan

Name: Patrick Duggan

Title: Vice President

By:   /s/ Erin McCutcheon

Name: Erin McCutcheon

Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as a Committed Lender

By:   /s/ Patrick Duggan

Name: Patrick Duggan

Title: Authorized Signatory

By:   /s/ Erin McCutcheon

Name: Erin McCutcheon

Title: Authorized Signatory

GIFS CAPITAL COMPANY LLC,

as a Conduit Lender

By:   /s/ R. Scott Chisholm

Name: R. Scott Chisholm

Title: Authorized Signer

Signature Page to Amendment No. 2 to Amended and Restated Loan and Security Agreement

BARCLAYS BANK PLC,

as a Group Agent

By:   /s/ John McCarthy

Name: John McCarthy

Title: Director

SALISBURY RECEIVABLES COMPANY LLC,

as a Conduit Lender

By:  Barclays Bank PLC, as attorney-in-fact

By:   /s/ John McCarthy

Name: John McCarthy

Title: Director

Signature Page to Amendment No. 2 to Amended and Restated Loan and Security Agreement

EXHIBIT F

Form of Notice of Securitization Take-Out

[Date]

Deutsche Bank AG, New York Branch
as Administrative Agent
60 Wall Street, 5th Floor

New York, New York 10005

Attention: Katherine Bologna

Attention:

Re:

Amended and Restated Loan and Security Agreement (Warehouse SUBI Certificate) dated as of August 17, 2017(as amended, supplemented or otherwise modified and in effect from time to time, the “Agreement”), among Tesla 2014 Warehouse SPV LLC, as Borrower (the “Borrower”), Tesla Finance LLC, the Lenders and the Group Agents party thereto from time to time, and Deutsche Bank AG, New York Branch, as Administrative Agent (“Administrative Agent”)

Ladies and Gentlemen:

This is a Notice of Securitization Take-Out delivered pursuant to the Agreement.  Capitalized terms used in this Notice of Securitization Take-Out but not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement.

The Borrower hereby notifies the Administrative Agent that it intends to effect a Securitization Take-Out on the Securitization Take-Out Date of _______, 20__ [Insert date which may be no fewer than 5 Business Days after the date of this Notice].

The Securitization Take-Out Price for the Securitization Take-Out is estimated to be $.

Signature Page to Amendment No. 2 to Amended and Restated Loan and Security Agreement

IN WITNESS WHEREOF, Borrower has caused this Notice of Securitization Take-Out to be executed and delivered by its duly authorized officer as of the date first above written.

Very truly yours, TESLA 2014 WAREHOUSE SPV LLC

By:
Name:
Title:

Signature Page to Amendment No. 2 to Amended and Restated Loan and Security Agreement